[Logo] M F S(R)
INVESTMENT MANAGEMENT
WE INVENTED THE MUTUAL FUND(R)
                                                              SEMIANNUAL REPORT
                                                              DECEMBER 31, 1999

                               [graphic omitted]



                               MFS(R) INSTITUTIONAL
                               EMERGING MARKETS
                               DEBT FUND

MFS(R) INSTITUTIONAL EMERGING MARKETS DEBT FUND

TRUSTEES                                              INVESTMENT ADVISER
Jeffrey L. Shames*                                    Massachusetts Financial Services Company
Chairman and Chief Executive Officer,                 500 Boylston Street
MFS Investment Management(R)                          Boston, MA 02116-3741

Nelson J. Darling, Jr.+                               DISTRIBUTOR
Private investor and trustee                          MFS Fund Distributors, Inc.
                                                      500 Boylston Street
William R. Gutow+                                     Boston, MA 02116-3741
Private investor and real estate
consultant; Vice Chairman, Capitol Entertainment      INVESTOR SERVICE
Management Company (video franchise)                  MFS Service Center, Inc.
                                                      P.O. Box 2281
CHAIRMAN AND PRESIDENT                                Boston, MA 02107-9906
Jeffrey L. Shames*
                                                      For additional information,
PORTFOLIO MANAGER                                     contact your financial consultant.
Matthew W. Ryan*
                                                      CUSTODIAN
TREASURER                                             State Street Bank and Trust Company
W. Thomas London*
                                                      WORLD WIDE WEB
ASSISTANT TREASURERS                                  www.mfs.com
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*


* MFS Investment Management
+ Independent Trustee

--------------------------------------------------------------------------------
  NOT FDIC INSURED                MAY LOSE VALUE           NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
One could easily argue that the Internet represents the greatest technological development most of us may see in our lifetimes. There is no disputing that this new communication medium is changing forever the way we work, play, and shop. One might also argue that investing in this new technology represents the investment opportunity of a lifetime. The question for any investor is whether and how to take advantage of it.

The popular press, it seems, would have us believe that by surfing the Web, we can learn everything we need to know about investing. Indeed, there is no doubt that Internet-delivered information and brokerage services enable individual investors to be well-informed and to trade at bargain prices. But we believe the facts argue that, for most of us, professionally managed investment portfolios purchased through a financial consultant will continue to be one of the best products for long-term investing in this new millennium.

Why do we believe managed portfolios plus professional advice will continue to define the best course of action for many investors? Let's look at some of the characteristics of a successful long-term investment approach:

o HAVING A PLAN AND STICKING TO IT: Our experience is that successful investors -- those whose lives are enriched by the fruits of their investing -- share two characteristics. They have a plan for reaching their monetary goals, and they stick with that plan through up markets and down. And for many investors, working with a financial consultant may be the best way to develop a plan. Although the Internet abounds with calculators for developing all sorts of investment plans, none has your consultant's high level of experience and an understanding of your unique situation. And no calculator can counsel you during a down market, when you may be tempted to abandon your goals and your plan.

o DIVERSIFICATION: Few individual investors can afford to own a large number of holdings, so poor performance of one company can potentially drag down their entire personal portfolio. This is especially true when investing in volatile new areas such as the Internet. On the other hand, a diversified, professionally managed investment portfolio that owns dozens or even hundreds of holdings is better positioned to survive a disappointment in one or several investments.

o GOOD IN A DOWN MARKET: As we enter the tenth year of the greatest bull market in history, it's easy to forget that market downturns are an almost inevitable part of investing. Few investment portfolios, of course, are going to be up when the overall market is down. But we believe diversified, professionally managed investment portfolios may be less likely to suffer the extreme downturns experienced by a large number of individual holdings when the market heads south.

o MFS ORIGINAL RESEARCH(R): The Internet is one of the greatest research tools ever invented, but it's still not the same as being eyeball to eyeball with the management of a company and discussing their plans for their firm's future.

o GOOD PERFORMANCE AT AN ACCEPTABLE LEVEL OF RISK: Investing in individual stocks or bonds does indeed offer the potential of exhilarating performance that few managed portfolios even attempt. The downside is that the most exciting investments are also likely to be the ones that give you sleepless nights. The diversification and professional management of investment portfolios help make them inherently less risky than individual stock picking, and managed portfolios are available in a wide range of risk profiles.

We believe that now, more than ever, managed investment portfolios sold by an investment professional may offer many investors the best way to participate in whatever investment opportunities the new millennium may bring. The combination of professional portfolio management and professional advice recognizes the key reason that investors give us their money: because they don't want to make a hobby or a second profession out of investing; they simply want their money to work for them so they have a better likelihood of realizing their dreams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    January 15, 2000

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

Mutual funds are designed for long-term retirement investing; please see your financial consultant for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended December 31, 1999, the Fund provided a total return of 14.43% (including the reinvestment of any distributions), which compares to a 13.32% return for the average emerging markets debt fund tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance. Over the same period, the Fund's return also compares to a 9.30% return for the J.P. Morgan Emerging Local Markets Index (the ELMI), which is comprised of local-currency, short-term instruments, and to an 11.10% return for its custom index, a blend of 50% of the J.P. Morgan Emerging Markets Bond Index Global (the EMBI Global) and 50% of the ELMI. The EMBI Global is comprised of Brady bonds (U.S. dollar-denominated restructured bank loans). The Fund typically invests half its net assets in Brady bonds and half in local-currency instruments.

Emerging markets debt and currencies finished strongly in 1999. Unlike 1998, when bond prices collapsed following the Russian crisis, returns on emerging market debt significantly outperformed those on currencies in 1999. These impressive returns can be attributed to the following factors: attractive valuations (i.e., high yields); improving country fundamentals; improvement in investor sentiment (particularly in the fourth quarter); and supportive global liquidity. In addition, higher petroleum prices helped oil exporting countries such as Russia, Algeria, Venezuela, and Mexico.

The Fund's returns benefited primarily from our bottom-up credit research and government bond selections. The bond portfolio was overweighted in key outperforming credits, such as Brazil, Russia, Morocco, Algeria, and Bulgaria and underweighted in deteriorating credits, notably Ecuador and Argentina. Currency selection contributed positively to the Fund's performance. The Fund benefited from overweighted positions in the Argentine peso, established after devaluation fears sent local interest rates soaring; Turkish lira; and the Mexican peso. Relative to the indices, the Fund gained by underweighting the Czech korona, the Thai baht, and Philippine peso. In hindsight, we were too cautious establishing positions in the Indonesian rupiah, in our opinion, the best-performing ELMI currency in 1999.

We are constructive about emerging market debt and currencies in 2000. We think the key factors supportive of the asset class include: 1) higher forecasted global growth, particularly in Europe and Asia; 2) continued increases in commodity prices; and 3) larger capital inflows into emerging market economies. In our view, these positive forces are unlikely to be derailed by expected interest-rate increases in the United States and Europe. In addition, regional and country fundamentals we feel are expected to show continued improvement. The Asian recovery is strengthening; the challenge is finding Asian credits at reasonable valuations. We believe Eastern European economies will benefit from the upturn in developed Europe, and we continue to overweight credits in the region. We feel Latin America is poised to rebound as export volumes and prices increase, foreign investment in the region continues to increase, and industrial activity maintains the recovery begun in the fourth quarter.

Against a supportive global economic backdrop, improving country fundamentals, and still attractive yields, we believe emerging market debt may continue to be strong performers. Investors are reminded, however, that higher returns are generally associated with higher levels of volatility.

    Respectfully,

/s/ Matathew W. Ryan

    Matthew W. Ryan
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Matthew W. Ryan is Vice President of MFS Investment Management(R) and portfolio manager of MFS(R) Institutional Emerging Markets Debt Fund. Before joining the firm in 1997, Mr. Ryan worked for four years as an economist at the International Monetary Fund and for five years as an international economist with the U.S. Treasury Department. He was named portfolio manager in 1998 and Vice President in 1999. He is a graduate of Williams College and earned a master's degree in international economics and foreign policy from Johns Hopkins University. Mr. Ryan is also a Chartered Financial Analyst.

All portfolio managers at MFS Investment Management(R) are supported by an investment staff of over 100 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial consultant, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

FUND FACTS

Objective: Seeks total return (high current income and long-term growth of capital).

Commencement of investment operations: August 7, 1995

Size: $3.9 million net assets as of December 31, 1999

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends. The minimum investment is generally $3 million. Shares of the Fund are purchased at net asset value. (See Notes to Performance Summary.)

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH DECEMBER 31, 1999

                              6 Months       1 Year      3 Years       Life*
----------------------------------------------------------------------------
Cumulative Total Return        +14.43%      +25.90%      +28.15%     +61.63%
----------------------------------------------------------------------------
Average Annual Total Return       --        +25.90%      + 8.62%     +11.53%
----------------------------------------------------------------------------
* For the period from the commencement of the Fund's investment operations, August 7, 1995, through December 31, 1999.

NOTES TO PERFORMANCE SUMMARY

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the ecomomic and political conditions of the countries where investments are made. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - December 31, 1999

Bonds - 77.2%
--------------------------------------------------------------------------------
                                               PRINCIPAL AMOUNT
ISSUER                                            (000 OMITTED)          VALUE
------------------------------------------------------------------------------
Foreign Bonds - 77.2%
  Algeria - 2.0%
    Algeria Chase Manhattan, 6s, 2004                $       40     $   30,600
    Algeria Reprofiling LNS, 6.75s, 2000                     23         22,106
    Algeria Tranche, 6.375s, 2004+                           35         24,850
                                                                    ----------
                                                                    $   77,556
------------------------------------------------------------------------------
  Argentina - 10.4%
    Acindar Industria Argentina de Acero,
      11.25s, 2004 (Steel)                           $       30     $   23,475
    Autopistas del Sol S.A., 10.25s, 2009
      (Industrial)##                                         30         23,700
    Republic of Argentina, 2.868s, 2001               ARS    40         16,163
    Republic of Argentina, 0s, 2004                  $       40         23,800
    Republic of Argentina, 6.813s, 2005                      97         88,088
    Republic of Argentina, 11.786s, 2005                     40         36,940
    Republic of Argentina, 2.868s, 2007               ARS    30         20,821
    Republic of Argentina, 11.75s, 2009              $       30         30,000
    Republic of Argentina, 11.375s, 2017                     20         19,900
    Republic of Argentina, 6.875s, 2023                      65         51,512
    Republic of Argentina, 9.75s, 2027                       75         67,785
                                                                    ----------
                                                                    $  402,184
------------------------------------------------------------------------------
  Brazil - 13.6%
    Bahia Sul Celulose S.A., 10.625s, 2004
      (Paper & Related Products)                     $       20     $   19,600
    Banco Nacional de Desenvolvi, 12.193s, 2008
      (Banks and Credit Cos.)##                             130        117,650
    CSN Iron S.A., 9.125s, 2007 (Metals)                     30         24,900
    Federal Republic of Brazil, 11.625s, 2004                20         19,930
    Federal Republic of Brazil, 6.938s, 2006                 14         12,408
    Federal Republic of Brazil, 7s, 2009                     80         64,400
    Federal Republic of Brazil, 14.5s, 2009                 101        111,989
    Federal Republic of Brazil, 7s, 2012                     60         44,700
    Federal Republic of Brazil, 5s, 2014                     63         47,397
    Federal Republic of Brazil, 6.938s, 2024                 85         64,498
                                                                    ----------
                                                                    $  527,472
------------------------------------------------------------------------------
  Bulgaria - 3.5%
    National Republic of Bulgaria, 2.75s, 2012       $       55     $   39,600
    National Republic of Bulgaria, 6.5s, 2024               120         96,156
                                                                    ----------
                                                                    $  135,756
------------------------------------------------------------------------------
  Colombia - 1.9%
    Republic of Columbia, 9.75s, 2009                $       30     $   27,864
    Republic of Columbia, 8.375s, 2027                       60         46,200
                                                                    ----------
                                                                    $   74,064
------------------------------------------------------------------------------
  Grand Cayman Islands - 0.5%
    Enersis S.A., 7.4s, 2016
      (Utilities - Electric)                         $       25     $   21,305
------------------------------------------------------------------------------
  Hong Kong - 0.9%
    Bangkok Bank Public Co., 9.025s, 2029
      (Banks and Credit Cos.)##                      $       45     $   34,875
------------------------------------------------------------------------------
  Indonesia - 1.0%
    Indah Kiat Finance Mauritius Ltd., 10s, 2007
      (Paper & Forest Products)                      $       50     $   37,000
------------------------------------------------------------------------------
  Luxembourg - 0.8%
    PTC International Finance II S.A.,
      11.25s, 2009 (Telecommunications)##            $       30     $   30,900
------------------------------------------------------------------------------
  Mexico - 10.6%
    Alestra S.A. de R.L. de C.V., 12.625s, 2009
      (Telecommunications)                           $       55     $   55,412
    Banco Nacional de Commerce, 7.25s, 2004
      (Banks and Credit Cos.)                                20         18,650
    Grupo Industrial Durango S.A., 12.625s, 2003
      (Paper & Related Products)                             20         19,900
    Multicanal S.A., 13.125s, 2009 (Cable Television)        30         29,250
    Nuevo Grupo Isuacell S.A de C.V., 14.25s, 2006
      (Telecommunications)##                                 80         83,200
    Petroleos Mexicanos, 9.5s, 2027 (Oil Services)           55         53,900
    Satelites Mexicanos S.A. de C.V., 10.125s, 2004
      (Telecommunications)                                   25         17,000
    United Mexican States, 10.375s, 2009***                  60         63,600
    United Mexican States, 11.375s, 2016                     30         33,900
    United Mexican States, 11.5s, 2026                       30         35,739
                                                                    ----------
                                                                    $  410,551
------------------------------------------------------------------------------
  Morocco - 1.0%
    Morocco Tranche A, 6.844s, 2009+                 $       42     $   38,182
------------------------------------------------------------------------------
  Netherlands - 5.4%
    Cellco Finance N.V. Turkcell, 12.75s, 2005
      (Industrial)##                                 $      100     $  103,000
    Netia Holdings B.V., 10.25s, 2007
      (Telecommunications)                                  100         85,000
    Tjiwi Kimia International B.V., 13.25s, 2001
      (Paper & Related Products)                             25         22,250
                                                                    ----------
                                                                    $  210,250
------------------------------------------------------------------------------
  Panama - 1.1%
    Republic of Panama, 4s, 2016                     $       27     $   21,292
    Republic of Panama, 8.875s, 2027                         25         21,188
                                                                    ----------
                                                                    $   42,480
------------------------------------------------------------------------------
  Peru - 1.2%
    Republic of Peru, 4.5s, 2017                     $       70     $   48,475
------------------------------------------------------------------------------
  Philippines - 1.2%
    National Power Corp., 9.625s, 2028
      (Utilities - Electric)                         $       30     $   26,734
    Republic of Phillippines, 9.5s, 2024                     20         20,451
                                                                    ----------
                                                                    $   47,185
------------------------------------------------------------------------------
  Poland - 3.5%
    Government of Poland, 10s, 2004                   PLN   600     $  134,746
------------------------------------------------------------------------------
  Russia - 6.7%
    Ministry of Finance, 10s, 2007                          100     $   62,380
    Ministry of Finance, 12.75s, 2028+                      120         84,000
    Russia Principal Loans, 5.968s, 2020+**                 390         61,425
    Russian Federation, 8.75s, 2005                          55         34,100
    Russian Federation, 11.75s, 2003##                       25         18,700
                                                                    ----------
                                                                    $  260,605
------------------------------------------------------------------------------
  Singapore - 1.0%
    Krung Thai Bank Public Co. Ltd., 6.534s, 2006
      (Banks and Credit Cos.)                        $       50     $   39,750
------------------------------------------------------------------------------
  South Africa - 7.0%
    Republic of South Africa, 12.5s, 2002             ZAR 1,000     $  163,171
    Republic of South Africa, 13s, 2010                     700        109,439
                                                                    ----------
                                                                    $  272,610
------------------------------------------------------------------------------
  Turkey - 1.5%
    Export Credit Bank of Turkey, 12.5s, 2002
      (Banks and Credit Cos.)##                      $       30     $   31,200
    Republic of Turkey, 12.375s, 2009                        25         26,687
                                                                    ----------
                                                                    $   57,887
------------------------------------------------------------------------------
  Venezuela - 2.4%
    Republic of Venezuela, 9.25s, 2027               $      140     $   92,932
------------------------------------------------------------------------------
Total Bonds (Identified Cost, $2,781,445)                           $2,996,765
------------------------------------------------------------------------------

Rights
------------------------------------------------------------------------------
                                                         SHARES
------------------------------------------------------------------------------
    United Mexican States* (Identified Cost, $0)        385,000     $        0
------------------------------------------------------------------------------

Short-Term Obligations - 19.6%
------------------------------------------------------------------------------
                                               PRINCIPAL AMOUNT
                                                   000 OMITTED)
------------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp., due 1/03/00 at
      Amortized Cost                                  $     760     $  759,937
------------------------------------------------------------------------------
Total Investments (Identified Cost, $3,541,382)                     $3,756,702

Other Assets, Less Liabilities - 3.2%                                  125,971
------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $3,882,673
------------------------------------------------------------------------------
  * Non-income producing security.
 ** Non-income producing security-in-default.
*** Security held as futures collateral.
 ## SEC Rule 144A restriction.
  + Restricted security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

ARS = Argentine Peso          PLN = Polish Zloty
HKD = Hong Kong Dollars       ZAR = South African Rand

See notes to financial statements.

FINANCIAL STATEMENTS
Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
DECEMBER 31, 1999
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $3,541,382)               $ 3,756,702
  Foreign currency, at value (identified cost, $1,689)                    1,689
  Net receivable for forward foreign currency exchange contracts
    to purchase                                                           1,202
  Net receivable for forward foreign currency exchange contracts
    subject to master netting agreements                                 49,509
  Receivable for daily variation margin on open futures contracts           937
  Receivable for investments sold                                        47,277
  Interest receivable                                                    78,462
  Deferred organization expenses                                          2,494
  Other assets                                                               35
                                                                    -----------
      Total assets                                                  $ 3,938,307
                                                                    -----------
Liabilities:
  Payable to custodian                                              $    36,933
  Net payable for forward foreign currency exchange contracts
    to sell                                                               1,365
  Payable for investments purchased                                      14,799
  Payable to affiliates -
    Management fee                                                           90
    Shareholder servicing agent fee                                           1
  Accrued expenses and other liabilities                                  2,446
                                                                    -----------
      Total liabilities                                             $    55,634
                                                                    -----------
Net assets                                                          $ 3,882,673
                                                                    ===========
Net assets consist of:
  Paid-in capital                                                   $ 4,158,305
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                        268,371
  Accumulated net realized loss on investments and foreign
    currency transactions                                              (463,349)
  Accumulated distributions in excess of net investment income          (80,654)
                                                                    -----------
      Total                                                         $ 3,882,673
                                                                    ===========
Shares of beneficial interest outstanding                             392,774
                                                                      =======
Net asset value, offering price, and redemption price per share
  (net assets/shares of beneficial interest outstanding)               $9.89
                                                                       =====

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED DECEMBER 31, 1999
-------------------------------------------------------------------------------
Net investment income:
  Interest income                                                   $   187,762
                                                                    -----------
  Expenses -
    Management fee                                                  $    15,866
    Trustees' compensation                                                3,100
    Shareholder servicing agent fee                                         140
    Administrative fee                                                      198
    Auditing fees                                                        18,500
    Registration fees                                                     7,757
    Custodian fee                                                         6,302
    Printing                                                              5,137
    Amortization of organization expenses                                 2,057
    Legal fees                                                              536
    Miscellaneous                                                           295
                                                                    -----------
      Total expenses                                                $    59,888
    Fees paid indirectly                                                 (1,529)
    Reduction of expenses by investment adviser                         (35,027)
                                                                    -----------
      Net expenses                                                  $    23,332
                                                                    -----------
        Net investment income                                       $   164,430
                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                         $   137,906
    Futures contracts                                                    (1,267)
    Foreign currency transactions                                        93,229
                                                                    -----------
      Net realized gain on investments and foreign currency
        transactions                                                $   229,868
                                                                    -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                     $   121,047
    Futures contracts                                                     7,739
    Translation of assets and liabilities in foreign currencies          (1,222)
                                                                    -----------
      Net unrealized gain on investments and foreign currency
        translation                                                 $   127,564
                                                                    -----------
        Net realized and unrealized gain on investments and
          foreign currency                                          $   357,432
                                                                    -----------
          Increase in net assets from operations                    $   521,862
                                                                    ===========

See notes to financial statements.

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------
                                                           SIX MONTHS ENDED              YEAR ENDED
                                                          DECEMBER 31, 1999           JUNE 30, 1999
                                                                (UNAUDITED)
---------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                          $  164,430             $   386,207
  Net realized gain (loss) on investments and foreign currency
    transactions                                                    229,868                (607,781)
  Net unrealized gain on investments and foreign currency
    translation                                                     127,564                  72,015
                                                                 ----------             -----------
    Increase (decrease) in net assets from operations            $  521,862             $  (149,559)
                                                                 ----------             -----------
Distributions declared to shareholders -
  From net investment income                                     $ (519,205)            $  (362,744)
  In excess of net realized gain on investments and foreign
    currency transactions                                              --                   (27,982)
                                                                 ----------             -----------
    Total distributions declared to shareholders                 $ (519,205)            $  (390,726)
                                                                 ----------             -----------
Net increase (decrease) in net assets from Fund share
  transactions                                                   $  310,372             $(1,216,578)
                                                                 ----------             -----------
    Total increase (decrease) in net assets                      $  313,029             $(1,756,863)
Net assets:
  At beginning of period                                          3,569,644               5,326,507
                                                                 ----------             -----------
  Atend of period (including accumulated distributions in
    excess of net investment income and undistributed net
    investment income of $80,654 and $274,121, respectively)     $3,882,673             $ 3,569,644
                                                                 ==========             ===========

See notes to financial statements.

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
                                             SIX MONTHS ENDED                             YEAR ENDED JUNE 30,
                                            DECEMBER 31, 1999         ------------------------------------------------------
                                                  (UNAUDITED)              1999           1998           1997          1996*
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $ 9.96            $10.86         $11.94         $10.88         $10.00
                                                       ------            ------         ------         ------         ------
Income from investment operations# -
  Net investment income(S)                             $ 0.45            $ 0.84         $ 0.73         $ 0.94         $ 0.70
  Net realized and unrealized gain (loss) on
    investments and foreign currency                     1.01             (0.93)         (0.56)          1.41           0.56
                                                       ------            ------         ------         ------         ------
      Total from investment operations                 $ 1.46            $(0.09)        $ 0.17         $ 2.35         $ 1.26
                                                       ------            ------         ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                           $(1.53)           $(0.75)        $(0.40)        $(0.83)        $(0.38)
  From net realized gain on investments and
    foreign currency transactions                        --                --            (0.83)         (0.46)          --
  In excess of net realized gain on investments
    and foreign currency transactions                    --               (0.06)         (0.02)          --             --
                                                       ------            ------         ------         ------         ------
      Total distributions declared to shareholders     $(1.53)           $(0.81)        $(1.25)        $(1.29)        $(0.38)
                                                       ------            ------         ------         ------         ------
Net asset value - end of period                        $ 9.89            $ 9.96         $10.86         $11.94         $10.88
                                                       ======            ======         ======         ======         ======
Total return                                            14.43%++           0.18%          1.67%         22.79%         12.93%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                             1.33%+            1.31%          1.30%          1.29%          1.25%+
  Net investment income                                  8.79%+            8.88%          6.46%          8.30%          7.59%+
Portfolio turnover                                        143%              399%           159%           473%           285%
Net assets at end of period (000 Omitted)              $3,883            $3,570         $5,327         $5,326         $4,160

(S) Subject to reimbursement by the Fund, MFS has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the Fund's operating expenses exclusive of management fees. In consideration, the Fund pays MFS a fee not greater than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and ratios would have been:

      Net investment income                            $ 0.36            $ 0.71         $ 0.66         $ 0.85         $ 0.43
      Ratios (to average net assets):
        Expenses##                                       3.20%+            2.63%          1.91%          2.07%          4.21%+
        Net investment income                            6.92%+            7.56%          5.86%          7.48%          4.63%+

  * For the period from the commencement of the Fund's investment operations, August 7, 1995, through June 30, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Institutional Emerging Markets Debt Fund (the Fund) is a nondiversified series of MFS Institutional Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Futures Contracts - The Fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Should interest or exchange rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. The Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At June 30, 1999, the Fund, for federal income tax purposes, had a capital loss carryforward of $597,483 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on June 30, 2007.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.85% of the Fund's average daily net assets.

The Fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Fund's operating expenses, exclusive of management fees. The Fund in turn will pay MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 1999, aggregate unreimbursed expenses amounted to $230,826.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $4,400,530 and $4,257,837, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $3,552,839
                                                                   ----------
Gross unrealized appreciation                                      $  230,294
Gross unrealized depreciation                                         (26,431)
                                                                   ----------
    Net unrealized appreciation                                    $  203,863
                                                                   ==========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

                                   SIX MONTHS ENDED DECEMBER 31, 1999         YEAR ENDED JUNE 30, 1999
                                   ----------------------------------       --------------------------
                                               SHARES          AMOUNT         SHARES            AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                                     1,179       $  12,106          3,006         $  29,302
Shares issued to shareholders in
  reinvestment of distributions                52,980         519,205         43,174           390,726
Shares reacquired                             (19,816)       (220,939)      (178,320)       (1,636,606)
                                              -------        --------       --------       -----------
    Net increase (decrease)                    34,343        $310,372       (132,140)      $(1,216,578)
                                              =======        ========       ========       ===========

(6) Line of Credit
The Fund and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended December 31, 1999, was $13. The Fund had no borrowings during the period.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts

                                                                                                                            NET
                                                                                                                     UNREALIZED
                                                  CONTRACTS TO                                   CONTRACTS         APPRECIATION
                     SETTLEMENT DATE           DELIVER/RECEIVE        IN EXCHANGE FOR             AT VALUE       (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------------------
Sales                        5/03/00  HKD            1,332,681                170,000             $171,365             $(1,365)
                                                                                                  --------             -------
Purchases                    5/03/00  HKD            1,332,681                170,163             $171,365             $ 1,202
                                                                                                  --------             -------

At December 31, 1999, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $25,085 with Deutsche Bank and $24,424 with Merrill Lynch.

At December 31, 1999, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

Futures Contracts

                                                                                                   UNREALIZED
DESCRIPTION                                EXPIRATION           CONTRACTS          POSITION      APPRECIATION
-------------------------------------------------------------------------------------------------------------
U.S. Treasury Notes                        March 2000                   3             Short            $3,875
                                                                                                       ------

At December 31, 1999, the Fund had sufficient cash and/or securities to cover any margin requirements under these contracts.

(8) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At December 31, 1999, the Fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 5.37% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith, at fair value, by the Trustees.

                                                                                      SHARE/PAR
DESCRIPTION                                               DATE OF ACQUISITION            AMOUNT             COST              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
Algeria Tranche, 6.375s, 2004                                      11/16/1999            35,000          $ 24,638          $ 24,850
Ministry of Finance, 12.75s, 2028                                   4/14/1999           120,000            64,171            84,000
Morocco Tranche A, 6.844s, 2009                                     8/26/1998            42,190            33,587            38,182
Russia Principal Loans, 5.968s, 2020                                5/06/1999           390,000            35,535            61,425
                                                                                                                           --------
                                                                                                                           $208,457
                                                                                                                           ========

MFS' YEAR 2000 READINESS DISCLOSURE

MFS Investment Management(R), as an investment adviser and
on behalf of the MFS funds, is committed to the effective
use of technology in managing our portfolio investments,
delivering high-quality service to MFS fund shareholders,     [Graphic Omitted]
retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products.

MFS can now say that it is ready for the Year 2000. Our testing has demonstrated that MFS' computer hardware and software will recognize "00" as the Year 2000 and will not confuse those digits with 1900. All of our critical business applications and processes have been successfully tested, and we have adopted companywide policies that will help us maintain our readiness through the remainder of the year. Any new technology that is brought into the company before the end of the year will be held to the same stringent standards as our current technology. We have also developed a vendor readiness survey, contacted over 700 of our vendors, and established an ongoing process to review responses, as well as to review readiness statements of new vendors and products.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original Research(R) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS fund shareholders, retirement plan participants, or institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com, call our toll-free line, 1-800-637-4406, or write to the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

(C) 2000 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                                IMD-3 02/00 200